Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
22.	SUBSEQUENT EVENTS

On January 14, 2021, the Company announced that it would redeem all Public Warrants that had not been exercised as of 5:00 p.m. EST on February 16, 2021 and sent the required redemption notice to Public Warrant holders. As of that time and date, all but 132,580 of the Public Warrants had been exercised, and those remaining Public Warrants were redeemed for $0.01 per Public Warrant.